UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024

 COCA-COLA CONSOLIDATED, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza Charlotte, NC		28211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980) 392-8298

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	COKE	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On May 14, 2024, Coca-Cola Consolidated, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)
At the Annual Meeting, the Company’s stockholders (i) elected all 12 of the Company’s nominees for director to serve until their terms expire at the Company’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii)  ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2024; and (iii) did not approve a stockholder proposal requesting an annual public report on the Company's efforts to prevent harassment and discrimination in the workplace. Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 25, 2024.

The final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting are as follows:

1. Election of directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Frank Harrison, III	24,072,709	2,259,160	694,405
Elaine Bowers Coventry	26,024,309	307,560	694,405
Sharon A. Decker	25,898,988	432,881	694,405
Morgan H. Everett	24,420,935	1,910,934	694,405
James R. Helvey, III	26,200,339	131,530	694,405
Jason D. (J.D.) Hickey	26,311,874	19,995	694,405
William H. Jones	26,169,774	162,095	694,405
Umesh M. Kasbekar	25,982,748	349,121	694,405
David M. Katz	24,446,476	1,885,393	694,405
James H. Morgan	24,755,451	1,576,418	694,405
Dennis A. Wicker	24,514,368	1,817,501	694,405
Richard T. Williams	26,203,412	128,457	694,405

2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,927,226	86,686	12,362	—

3. Stockholder proposal requesting an annual public report on the Company's efforts to prevent harassment and discrimination in the workplace:

Votes For	Votes Against	Abstentions	Broker Non-Votes
207,134	26,093,189	31,546	694,405

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA CONSOLIDATED, INC.

Date: May 17, 2024	By:	/s/ E. Beauregarde Fisher III
E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary